UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011

OPKO Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd Miami, Florida 33137 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 575-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

In October 2011, OPKO Health, Inc. (the “Company”) completed the sale of our ophthalmic instrumentation business (the “Instrumentation Business”) to OPTOS, Inc., a subsidiary of Optos plc, in exchange for $17.5 million of cash and royalties up to $22.5 million on future sales. The assets and liabilities related to our Instrumentation Business have identifiable cash flows that are independent of the cash flows of other groups of assets and liabilities and we will not have a significant continuing involvement with the related products beyond one year after the closing of the transactions. Therefore, we have reclassified the assets and liabilities related to our Instrumentation Business as discontinued operations.

Accordingly, we are filing this Current Report on Form 8-K to recast our consolidated financial statements for each of the five years in the period ended December 31, 2010 to reflect the presentation of the Instrumentation Business as a discontinued operation. This recasting does not represent a restatement of previously issued financial statements.

The following information is presented as Exhibit 99.1 to this Current Report on Form 8-K:

Part II, Item 6, Selected Financial Data

Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 7A, Quantitative and Qualitative Disclosures About Market Risk

Part II, Item 8, Financial Statements and Supplementary Data

The information presented in Exhibit 99.1 to this Current Report on Form 8-K updates certain of the information set forth in Items 6, 7, 7A and 8 of our Annual Report on Form 10-K for the year ended December 31, 2010, as amended (the “2010 Form 10-K”) to reflect the presentation of the Instrumentation Business as a discontinued operation.

The Exhibit to this Current Report on Form 8-K does not reflect events after the filing of our 2010 Form 10-K, and such Exhibit does not modify or update the disclosures in our 2010 Form 10-K other than to reflect the changes in discontinued operations. As we have not modified or updated any other disclosures presented in our 2010 Form 10-K, all such disclosures are as of the date of our 2010 Form 10-K. Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2010 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2010 Form 10-K, including any amendments to those filings.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk and Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

By	/s/ Rao Uppaluri
Name:	Rao Uppaluri
Title:	Senior Vice President, Chief Financial Officer

Date November 14, 2011

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk and Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2010